Exhibit 10.19

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Confidential Treatment Requested

Under 17 C.F.R.§§ 200.80 (b) (4)

And 240.24b-2

FIRST AMENDMENT TO SEMI-EXCLUSIVE BNP DIAGNOSTIC AGREEMENT

between

BIOSITE DIAGNOSTICS INCORPORATED and SCIOS INC.

THIS FIRST AMENDMENT TO SEMI-EXCLUSIVE BNP DIAGNOSTIC AGREEMENT is entered into as of August 1, 1997 between BIOSITE DIAGNOSTICS INCORPORATED, a corporation organized under the laws of Delaware with its principal place of business at 11030 Roselle Street, San Diego, California 92121 (“Biosite”), and SCIOS INC., a corporation organized under the laws of Delaware with a principal place of business at 2450 Bayshore Parkway, Mountain View, California 94043 (“Scios”);

WHEREAS, Biosite and Scios entered into a Semi-Exclusive BNP Diagnostic Agreement having an effective date of December 30, 1996 (the “Agreement”); and

WHEREAS, Scios and Biosite wish to amend the Agreement;

NOW, THEREFORE, the Agreement is amended, effective August 1, 1997 (the “Effective Date of First Amendment”), as follows.

Section 2.4 of the Agreement shall be amended to read, in its entirety, as follows:

“2.4                           Additional Licenses. Scios reserves the right to grant the following additional licenses in the Territory under the Patent Rights and Know-how:

(a)                                  Licenses allowing the manufacture, use, importation, offer for sale, or sale of the [***] in any country of the Territory other than the United States; and

(b)                                 Up to two (2) licenses in addition to any licenses described in (a) above and the license granted to Biosite under this Agreement, to make, have made, use, sell, offer for sale and import Licensed Products in the Territory.

Any additional license granted under Section 2.4(b) may allow the licensee to [***] a [***] to [***] in each country of the Territory, provided that, in each

***Confidential Treatment Requested

country, the licensee [***] [***] Licensed Product in the [***],”

All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, both Scios and Biosite have executed this First Agreement to Semi-Exclusive BNP Diagnostic Agreement, in duplicate originals, by their respective officers hereunto duly authorized, as of the Effective Date of First Amendment.

SCIOS INC.

By:	/s/ Robert Rosenkranz, Ph.D.

Name:	Robert Rosenkranz, Ph.D.

Title:	President and COO

BIOSITE DIAGNOSTICS INCORPORATED

By:	/s/ Kim D. Blickenstaff

Name:	Kim D. Blickenstaff

Title:	President

***Confidential Treatment Requested